EXHIBIT 99.15


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Ruby Mining Co. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Herbert C. Leeming, Chief Executive Officer of the Company, and Murray D. Bradley, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/ Herbert C. Leeming
-----------------------------
Herbert C. Leeming
Chief Executive Officer
April 15, 2003

/s/ Murray D. Bradley
-----------------------------
Murray D. Bradley
Chief Financial Officer
April 15, 2003